UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

FUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Canada	001-39344	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Longwood Road South Hamilton, Ontario, Canada, L8P 0A6
(Address of principal executive offices, including zip code)

(289) 799-0891

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	FUSN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 10, 2023, Fusion Pharmaceuticals Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with funds associated with Federated Hermes Kaufmann (the “Investors”).

Pursuant to the Purchase Agreement, the Company agreed to sell an aggregate of 4,784,689 of its common shares (the “Shares”), no par value per share (the “Common Shares”), at a purchase price equal to $4.18 per Share to the Investors for aggregate gross proceeds of approximately $20.0 million (collectively, the “Offering”). The Offering is expected to close on or about May 15, 2023, subject to the satisfaction of certain customary closing conditions.

Upon the closing of the Offering, the Company believes its cash and cash equivalents will be sufficient to fund its planned operating expenses and capital expenditure requirements into the second quarter of 2025.

Registration Rights Agreement

On May 10, 2023, in connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 45 calendar days after the closing of the Offering for purposes of registering the resale of the Shares and any Common Shares as a dividend or other distribution with respect to the Shares. The Company agreed to use its commercially reasonable efforts to cause this registration statement to be declared effective by the SEC within 60 days after the filing of the registration statement.

The Company has also agreed, among other things, to indemnify the Investors, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the Company’s obligations under the Registration Rights Agreement.

The Offering was exempt from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have acquired the securities not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

The foregoing summaries of the Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition.

On May 11, 2023, Fusion Pharmaceuticals Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2023. A copy of the press release is attached as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 3.02	Sale of Unregistered Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On May 11, 2023, the Company issued a press release announcing, among other things, the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 11, 2023, the Company announced that it is discontinuing the Phase 1, non-randomized, open-label clinical trial of FPI-1966 in patients with solid tumors expressing FGFR3. As part of a portfolio prioritization decision to focus resources on the Company’s lead program, FPI-2265, and assessment of the relative portfolio value contributions of its clinical assets, the Company no longer plans to pursue development of FPI-1966.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including but not limited to the statements regarding the Company’s future business and financial performance. For this purpose, any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words “expect,” “plans,” “anticipates,” “intends,” “will,” and similar expressions are also intended to identify forward-looking statements, as are expressed or implied statements with respect to the Company’s potential drug candidates, including any expressed or implied statements regarding the successful development of its product candidates. Actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including but not limited to the following: the Company’s ability to close the Offering; the timing and advancement of current and planned clinical trials; and the timing and success of the Company’s development and commercialization of its product candidates; risks relating to the regulatory process; unexpected patient recruitment delays or regulatory actions or delays; the Company’s ability to obtain additional funding required to conduct its research, development and commercialization activities; changes in the Company’s business plan or objectives; and the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for its product candidates and its discoveries. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. These and other risks which may impact management’s expectations are described in greater detail under the heading “Risk Factors” in the Company’s quarterly report on Form 10-K for the year ended December 31, 2022, as filed with the SEC and in any subsequent periodic or current report that the Company files with the SEC. All forward-looking statements reflect the Company’s estimates only as of the date of this release (unless another date is indicated) and should not be relied upon as reflecting the Company’s views, expectations or beliefs at any date subsequent to the date of this release. While the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if the Company’s estimates change.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1#	Securities Purchase Agreement, dated May 10, 2023, by and among Fusion Pharmaceuticals Inc. and the Investors named therein

10.2#	Registration Rights Agreement, dated May 10, 2023, by and among Fusion Pharmaceuticals Inc. and the Investors named therein

99.1	Press Release, issued by Fusion Pharmaceuticals Inc., dated May 11, 2023

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The representations and warranties contained in this agreement were made only for purposes of the transactions contemplated by the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable under securities laws, among other limitations. The representations and warranties were made for purposes of allocating contractual risk between the parties to the agreement and should not be relied upon as a disclosure of factual information relating to the Company, the Investors or the transactions described in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Pharmaceuticals Inc.

Date: May 11, 2023	By:	/s/ Maria Stahl
Maria Stahl
Chief Legal Officer